Exhibit 10.1

EXECUTION VERSION

FIFTH AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this “Fifth Amendment”), dated as of May 28, 2015, is among GLOBAL POWER EQUIPMENT GROUP INC., a Delaware corporation (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders, Swingline Lender and Issuing Lender (the “Administrative Agent”), and the LENDERS (as defined in the Credit Agreement defined below) signing this Fifth Amendment.

BACKGROUND

A.                                The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of February 21, 2012, as amended by that certain First Amendment to Credit Agreement and First Amendment to Security Agreement, dated as of April 25, 2012, that certain Second Amendment to Credit Agreement dated as of July 19, 2012, that certain Third Amendment and Limited Waiver to Credit Agreement and Second Amendment to Security Agreement, dated as of March 4, 2013, but effective as of December 7, 2012, that certain Lender Joinder Agreement, effective as of December 17, 2013, and that certain Fourth Amendment and Limited Waiver to Credit Agreement, dated as of December 22, 2014 (as amended, the “Credit Agreement”).  The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

B.                                 The Borrower has informed the Administrative Agent and the Lenders that (i) the previously delivered audited financial statements for the Fiscal Year ending December 31, 2014 and accompanying Officer’s Compliance Certificate were incorrect, (ii) the representations set forth in Section 6.26 of the Credit Agreement regarding such financial statements and accompanying Compliance Certificate were incorrect each time such representations were made and (iii) as a result of such incorrect financial statements, the Borrower has failed to keep proper books, records and accounts in accordance with Section 7.7 of the Credit Agreement.  The failure to keep proper books, records and accounts and the delivery of incorrect financial statements for the Fiscal Year ending December 31, 2014, together with an inaccurate Officer’s Compliance Certificate constitute a breach of Sections 6.26, 7.1(a), 7.2(a) and 7.7 of the Credit Agreement, and constitute Events of Default under Sections 9.1(c), (d) and (e) of the Credit Agreement (collectively, the “Existing Events of Default”).

C.                                 The Borrower has requested that the Lenders (i) waive the Existing Events of Default, (ii) consent to the delivery of restated financial statements for the Fiscal Year ending December 31, 2014 and a corrected Officer’s Compliance Certificate on or before June 30, 2015 and (iii) agree to postpone the delivery of the quarterly financial statements for the first fiscal quarter of the 2015 Fiscal Year required by Section 7.1(b) and accompanying Officer’s Compliance Certificate until June 30, 2015.

D.                                The Borrower has also requested certain amendments to the Credit Agreement and the Lenders and the Administrative Agent hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

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NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Required Lenders and the Administrative Agent covenant and agree as follows:

1.                                    LIMITED WAIVERS AND CONSENT.  Subject to the satisfaction of the conditions of effectiveness set forth in Section 4 hereof and the proviso immediately following in this Section 1, the Administrative Agent and the Required Lenders hereby agree, on a one-time only basis:

(a)                               to waive the Existing Events of Default;

(b)                              to consent to an extension of time until June 30, 2015 for the delivery of (i) the restated audited financial statements of the Borrower and its Subsidiaries for the Fiscal Year ending December 31, 2014, accompanied by a report and opinion on such financial statements by an independent certified public accounting firm in accordance with Section 7.1(a) of the Credit Agreement and (ii) a restated Officer’s Compliance Certificate for such period; and

(c)                               to waive all Defaults or Events of Default which have occurred or would occur solely as a result of the failure to deliver the quarterly financial statements for the first fiscal quarter of the 2015 Fiscal Year required by Section 7.1(b) and the accompanying Officer’s Compliance Certificate by May 15, 2015 and consent to an extension of time until June 30, 2015 for the delivery of such quarterly financial statements and Officer’s Compliance Certificate for such period;

provided that the limited waivers set forth in clauses (a) and (c) above shall automatically terminate and be of no further force or effect (x) if the Borrower fails to deliver the items set forth in clauses (b) and (c) above on or prior to June 30, 2015 or (y) if the Borrower fails to pay to the Administrative Agent, concurrently with the delivery of the items set forth in clause (b) and (c) above, the accrued additional interest and fees owing as a result of any retroactive adjustment of the Applicable Margin for any period prior to June 30, 2015.

For the avoidance of doubt, the limited waivers provided in this Section 1 do not waive (i) any other Default or Event of Default (including any Event of Default arising from the Borrower’s failure to comply with the financial covenants set forth in Section 8.15 of the Credit Agreement), (ii) the retroactive adjustment of the Applicable Margin for any period prior to June 30, 2015 in which the Consolidated Total Leverage Ratio reported in any Officer’s Compliance Certificate is found to have been inaccurately reported or (iii) the payment of accrued additional interest and fees owing as a result of any such retroactive adjustment of the Applicable Margin.

2.                                    AMENDMENTS.

(a)                               The definition of “LIBOR” set forth in Section 1.1 of the Credit Agreement is hereby amended by adding the following paragraph at the end thereof to read as follows:

Notwithstanding the foregoing, if LIBOR shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

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(b)                              Section 1.1 of the Credit Agreement shall be amended to add the defined term “Chattanooga Plant” thereto in alphabetical order to read as follows:

“Chattanooga Plant” shall mean the engineered power control room solutions manufacturing and integration business, operated by Koontz-Wagner Custom Controls in Chattanooga, Tennessee.

(c)                               Section 7.1 of the Credit Agreement shall be amended to add a new subsection (e) thereto to read as follows:

(e)                               Monthly Financial Statements.  As soon as practicable and in any event (i) by June 15, 2015, with respect to the month ending April 30, 2015 and (ii) within twenty (20) days after the end of each month of each Fiscal Year (commencing with the month ended May 31, 2015), an unaudited Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such month and unaudited Consolidated statements of income for the month then ended and that portion of the Fiscal Year then ended, all in reasonable detail and prepared by the Borrower in accordance with GAAP, and accompanied by a certificate of the chief financial officer of the Borrower stating that, to the Borrower’s knowledge, such balance sheet and statements of income present fairly in all material respects the financial condition of the Borrower and its Subsidiaries on a Consolidated basis as of their respective dates and the results of operations of the Borrower and its Subsidiaries for the respective periods then ended; provided that, for the balance sheets and statements of income delivered for the periods ending April 30, 2015 and May 31 2015, the certification accompanying such balance sheets and statements of income may be made subject to revision based on the on-going review of (x) the audited financial statements of the Borrower and its Subsidiaries for the Fiscal Year ending December 31, 2014 and (y) the unaudited quarterly financial statements of the Borrower and its Subsidiaries for the period ending March 31, 2015 and any such revisions required to be made shall not result in an Event of Default for failure to deliver such monthly financial statements if such revised monthly financial statements are delivered on or before June 30, 2015.

(d)                             Article VII of the Credit Agreement shall be amended to add a new Section 7.21 thereto to read as follows:

Section 7.21  Collateral Examination and Consultant.

(a)                               Collateral Examination.  On or prior to June 30, 2015, the Borrower shall permit Administrative Agent’s employees, accountants, attorneys or other Persons acting as its agent, to (x) inspect and verify the Collateral and (y) inspect and copy (at the Borrower’s expense) any and all records pertaining thereto.  Such collateral examination (i) shall be at the Borrower’s expense, up to a maximum aggregate amount not to exceed $75,000 and (ii) shall not count as a visit or inspection for purposes of the limitation set forth in clause (b) of the proviso to the first sentence of Section 7.13, but shall otherwise be subject to the

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confidentiality provisions contained in Section 7.13.  The results of such collateral examination shall be in form and substance satisfactory to the Administrative Agent.

(b)                              Consultant for Chattanooga, Tennessee.  On or prior to June 30, 2015, the Borrower shall engage (at the Borrower’s expense) a third-party consultant acceptable to the Administrative Agent (the “Consultant”) to (x) inspect the Chattanooga Plant, (y) conduct an operational assessment of the Chattanooga Plant and (z) discuss the affairs, finances and business of the Chattanooga Plant with any officer or director of the Borrower and its Subsidiaries.  The Borrower and its Subsidiaries may place reasonable limits on the Consultant’s access to information which is proprietary or constitutes trade secrets and need not disclose to the Consultant any information that would violate a confidentiality agreement entered into by the Borrower or such Subsidiary with any unrelated third-party on an arm’s length basis and in good faith. The engagement letter between the Borrower and the Consultant shall be in form and substance reasonably satisfactory to the Administrative Agent.  The Borrower shall require the Consultant to prepare a written report which shall include (i) the results of such inspection and operational assessment of the Chattanooga Plant and (ii) the Consultant’s conclusions and recommendations in connection therewith.  The Borrower shall authorize and direct the Consultant to disclose to the Administrative Agent and the Lenders such written report generated by the Consultant in connection with the foregoing.

(e)                               Section 9.1 of the Credit Agreement is hereby amended to read as follows:

(d)                             Default in Performance of Certain Covenants.  Any Credit Party shall default in the performance or observance of any covenant or agreement contained in Sections 7.1, 7.2(a), 7.3(a), 7.4 (with respect to such Person’s legal existence), 7.13, 7.14, 7.15, 7.16, 7.18, 7.20, 7.21 or Article VIII.

3.                                    REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT.  By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the limited waivers set forth in Section 1 and the amendments set forth in Section 2 hereof:

(a)                               other than the representations and warranties with respect to the previously delivered financial statements for Fiscal Year 2014, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, on and as of the date hereof as made on and as of such date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects on and as of the date hereof as if made on and as of such date, (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse

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Effect, in which case such representation and warranty shall be true and correct in all respects as of such earlier date);

(b)                              no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c)                               (i) the Borrower has full power and authority to execute and deliver this Fifth Amendment, (ii) this Fifth Amendment has been duly executed and delivered by the Borrower, and (iii) each of this Fifth Amendment and the Credit Agreement, as amended and affected hereby, constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies, regardless of whether considered in a proceeding in equity or at law;

(d)                             neither the execution, delivery and performance of this Fifth Amendment, nor the consummation of any transactions contemplated herein, will conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which the Borrower is a party or by which any of its properties may be bound or any Governmental Approval relating to Borrower, except to the extent such conflict, breach or default, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; and

(e)                               no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not already obtained (including the Board of Directors (or other similar governing body) of the Borrower) is required for the execution, delivery or performance by the Borrower of this Fifth Amendment.

4.                                    CONDITIONS TO EFFECTIVENESS.  This Fifth Amendment shall be effective as of May 28, 2015 (the “Fifth Amendment Effective Date”) subject to satisfaction or completion of the following:

(a)                               the Administrative Agent shall have received counterparts of this Fifth Amendment executed by the Required Lenders;

(b)                              the Administrative Agent shall have received counterparts of this Fifth Amendment executed by the Borrower and acknowledged by each Subsidiary Guarantor;

(c)                               the Administrative Agent shall have received, for the account of each Lender timely executing this Fifth Amendment, a waiver fee equal to five basis points (0.05%) of the Revolving Credit Commitment of such Lender; and

(d)                             the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

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5.                                    REFERENCE TO THE CREDIT AGREEMENT.

(a)                               Upon the effectiveness of this Fifth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as amended and affected hereby.

(b)                              The Credit Agreement, as amended and affected by the Fifth Amendment referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

6.                                    RELEASE.  As a material part of the consideration for the Administrative Agent and the Lenders entering into this Fifth Amendment, the Borrower and each Subsidiary Guarantor (collectively, the “Releasors”) agree as follows (the “Release Provision”):

(a)                               The Releasors, jointly and severally, hereby release and forever discharge the Administrative Agent, the Swingline Lender, the Issuing Lender each Lender and the Administrative Agent’s, the Swingline Lender’s, Issuing Lender’s and each Lender’s predecessors, successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys and other professionals, representatives, parent corporations, subsidiaries, and affiliates (hereinafter all of the above collectively referred to as the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions, and causes of action of any nature whatsoever and whether arising at law or in equity, presently possessed, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, presently accrued, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted arising out of, arising under or related to the Loan Documents (collectively, the “Claims”), that Releasors may have or allege to have against any or all of the Lender Group and that arise from events occurring before the Fifth Amendment Effective Date.

(b)                              The Releasors agree not to sue any of the Lender Group nor in any way assist any other person or entity in suing the Lender Group with respect to any of the Claims released herein.  The Release Provision may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the release contained herein.

(c)                               The Releasors acknowledge, warrant, and represent to Lender Group that:

(i)

The Releasors have read and understand the effect of the Release Provision.  The Releasors have had the assistance of independent counsel of their own choice, or have had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for Releasors has read and considered the Release Provision and advised Releasors with respect to the same.  Before execution of this Fifth Amendment, the Releasors have had adequate opportunity

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to make whatever investigation or inquiry they may deem necessary or desirable in connection with the subject matter of the Release Provision.

(ii)

The Releasors are not acting in reliance on any representation, understanding, or agreement not expressly set forth herein. The Releasors acknowledge that Lender Group has not made any representation with respect to the Release Provision except as expressly set forth herein.

(iii)

The Releasors have executed this Fifth Amendment and the Release Provision thereof as a free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person or entity.

(iv)

The Releasors are the sole owners of the Claims released by the Release Provision, and the Releasors have not heretofore conveyed or assigned any interest in any such Claims to any other person or entity.

(d)                             The Releasors understand that the Release Provision was a material consideration in the agreement of the Administrative Agent, Swingline Lender, Issuing Lender and each Lender to enter into this Fifth Amendment.

(e)                               It is the express intent of the Releasors that the release and discharge set forth in the Release Provision be construed as broadly as possible in favor of Lender Group so as to foreclose forever the assertion by the Releasors of any Claims released hereby against Lender Group.

(f)                                If any term, provision, covenant, or condition of the Release Provision is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the remainder of the provisions shall remain in full force and effect.

(g)                              The Releasors acknowledge that they may hereafter discover facts in addition to or different from those that they now know or believe with respect to the Claims released herein, but the Releasors expressly shall have and intend to fully, finally and forever have released and discharged any and all such Claims. The Releasors expressly waive any provision of statutory or decisional law to the effect that a general release does not extend to Claims that the releasing party does not know or suspect to exist in such party’s favor at the time of executing the release.

7.                                    COSTS, EXPENSES AND TAXES.  The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Fifth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

8.                                    SUBSIDIARY GUARANTOR’S ACKNOWLEDGMENT.  By signing below, each Subsidiary Guarantor (a) acknowledges, consents and agrees to the execution, delivery and

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performance by the Borrower of this Fifth Amendment, (b) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty Agreement are not released, diminished, waived, modified, impaired or affected in any manner by this Fifth Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under the Subsidiary Guaranty Agreement, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, the Subsidiary Guaranty Agreement.

9.                                    EXECUTION IN COUNTERPARTS.  This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  For purposes of this Fifth Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original.  The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

10.                            GOVERNING LAW.  This Fifth Amendment and the other Loan Documents and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Fifth Amendment or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

11.                            WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS FIFTH AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS FIFTH AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

12.                            HEADINGS.  Section headings in this Fifth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fifth Amendment for any other purpose.

13.                            ENTIRE AGREEMENT.  THE CREDIT AGREEMENT, AS AMENDED AND AFFECTED BY THIS FIFTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE

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CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL  AGREEMENTS BETWEEN THE PARTIES.  THERE ARE NO UNWRITTEN ORAL  AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, this Fifth Amendment is executed as of the date first set forth above.

BORROWER:

GLOBAL POWER EQUIPMENT GROUP INC.

By:	/s/ Raymond K. Guba
Name:	Raymond K. Guba
Title:	Senior Vice President and Chief Financial Officer

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ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, the Issuing Lender and Lender

By:	/s/ Andrew M. Widmer
Name:	Andrew M. Widmer
Title:	Vice President

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U.S. BANK, NATIONAL ASSOCIATION,
as Syndication Agent and Lender

By:	/s/ Chris Dolence
Name:	Chris Dolence
Title:	Vice President

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BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Janet L. Wheeler
Name:	Janet L. Wheeler
Title:	Vice President

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JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Joseph T. Nash
Name:	Joseph T. Nash
Title:	Underwriting Senior Associate

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ACKNOWLEDGED AND AGREED TO:

AS SUBSIDIARY GUARANTORS:

WILLIAMS INDUSTRIAL SERVICES GROUP, L.L.C.
BRADEN MANUFACTURING, L.L.C.
WILLIAMS INDUSTRIAL SERVICES, LLC
WILLIAMS SPECIALTY SERVICES, LLC
WILLIAMS PLANT SERVICES, LLC
CONSTRUCTION & MAINTENANCE PROFESSIONALS, LLC
WILLIAMS GLOBAL SERVICES, INC.
KOONTZ-WAGNER CUSTOM CONTROLS
HOLDINGS LLC
TOG HOLDINGS, INC.
TOG MANUFACTURING COMPANY, INC.
GPEG, LLC
HETSCO HOLDINGS, INC.
HETSCO, INC.
GLOBAL POWER TECHNICAL SERVICES, INC.
BRADEN HOLDINGS, LLC

By:	/s/ Erin Gonzalez
Name: Erin Gonzalez
Title:	Vice President and Treasurer

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